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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 27, 2005
                                                         --------------------

                          Amcast Industrial Corporation
                     ---------------------------------------
             (Exact name of Registrant as specified in its charter)

             Ohio                         001-9967                31-0258080
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


 7887 Washington Village Drive, Dayton, Ohio                      33418
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   (Address of principal executive offices)                       (Zip code)

                                 (937) 291-7000
               ---------------------------------------------------
               (Registrant's telephone number including area code)

                                 Not applicable
               ---------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On January 27, 2005, Amcast Industrial Corporation ("Amcast"), together with its affiliated debtor entities, filed its Financial Reports and Certification of Compliance with the United States Trustee Operating Requirements for the period December 1, 2004 through December 26, 2004, in the United States Bankruptcy Court for the Southern District of Ohio. Such filing was made pursuant to the filing requirements of the Office of the United States Trustee. The filing includes (among other information) a consolidated balance sheet as of December 26, 2004 and a consolidated income statement for the period beginning December 1, 2004 and ending December 26, 2004. The consolidated balance sheet information and consolidated income statement information included in the Bankruptcy Court filing are included with this report as Exhibit 99.1 (the "Bankruptcy Court Statements").

The Bankruptcy Court Statements are unaudited and do not conform to generally accepted accounting principles ("GAAP"). Among other things, all goodwill and other intangible assets have been eliminated in the preparation of the Bankruptcy Court Statements.

(c)     Exhibits


99.1 Amcast Industrial Corporation Consolidated Balance Sheet as of December 26, 2004 and Consolidated Income Statement for the period beginning December 1, 2004 and ending December 26, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Amcast Industrial Corporation


Date:  February 4, 2005                     By /s/  Jeffrey A. McWilliams
                                               -----------------------------
                                               Vice President, Administration
                                               and Secretary


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                                INDEX TO EXHIBITS


(99)      ADDITIONAL EXHIBITS
          -------------------

  99.1 Amcast Industrial Corporation Consolidated Balance Sheet as of December 26, 2004 and Consolidated Income Statement for the period beginning December 1, 2004 and ending December 26, 2004.